                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant   [ ]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement       [ ]   Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement        [ ]   Soliciting Material Pursuant to
                                              Section 240.14a-11(c) or Section
                                              240.14a-12

[ ]   Definitive Additional Materials


                         CALIFORNIA WATER SERVICE GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)     Title of each class of securities to which transaction applies:

      (2)     Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)     Proposed maximum aggregate value of transaction:

      (5)     Total fee paid:

                         CALIFORNIA WATER SERVICE GROUP
                NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT




                                    [PHOTO]




--------------------------------------------------------------------------------
           the right PLACE      the right TIME      the right COMPANY
corporate PROFILE

CALIFORNIA WATER SERVICE GROUP (THE COMPANY) PROVIDES HIGH-QUALITY WATER UTILITY SERVICES TO 1.5 MILLION PEOPLE THROUGH ITS THREE SUBSIDIARIES: CALIFORNIA WATER SERVICE COMPANY (CAL WATER), WASHINGTON WATER SERVICE COMPANY (WASHINGTON WATER) AND CWS UTILITY SERVICES.

REGULATED BY STATE UTILITY COMMISSIONS, CAL WATER AND WASHINGTON WATER PROVIDE WATER UTILITY SERVICES TO CUSTOMERS IN 60 COMMUNITIES. FORMED IN 1926, CAL WATER IS THE LARGEST INVESTOR-OWNED WATER UTILITY WEST OF THE MISSISSIPPI RIVER AND THE FOURTH LARGEST IN THE NATION, WITH 21 DISTRICT OFFICES LOCATED THROUGHOUT CALIFORNIA. THE COMPANY'S NEWEST SUBSIDIARY, WASHINGTON WATER, IS THE LARGEST INVESTOR-OWNED WATER UTILITY IN THE STATE OF WASHINGTON, WITH OPERATIONS NEAR OLYMPIA AND TACOMA.

CWS UTILITY SERVICES CONDUCTS THE COMPANY'S NON-REGULATED BUSINESS, WHICH INCLUDES PROVIDING BILLING AND METER READING SERVICES, AS WELL AS FULL-SYSTEM WATER OPERATIONS, FOR CITIES AND COMPANIES IN CALIFORNIA, WASHINGTON AND NEW MEXICO.

KNOWN FOR ITS DEDICATED WORKFORCE, EXCELLENT CUSTOMER SERVICE AND EFFICIENT OPERATIONS, CALIFORNIA WATER SERVICE GROUP IS COMMITTED TO BEING THE INDUSTRY LEADER IN PROVIDING COMMUNITIES AND CUSTOMERS WITH TRADITIONAL AND INNOVATIVE UTILITY SERVICES.


On the cover: The Tacoma Narrows Bridge leads to Gig Harbor, one of the communities served by the Company's newest subsidiary, Washington Water.

[on border of each page "California Water Service Group Notice of 2000 Annual Meeting and Proxy Statement."]

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


[LOGO]

CALIFORNIA WATER SERVICE GROUP

CALIFORNIA WATER SERVICE COMPANY, CWS UTILITY SERVICES AND WASHINGTON WATER
  SERVICE COMPANY
1720 NORTH FIRST STREET - SAN JOSE, CA 95112-4598 - (408) 367-8200

March 17, 2000


DEAR FELLOW STOCKHOLDER:


You are cordially invited to attend our Annual Meeting of Stockholders at 10:00 a.m. on Wednesday, April 19, 2000, at the executive offices of California Water Service Group, 1720 North First Street, San Jose, California. At the Annual Meeting, we will review our 1999 performance and answer your questions.

With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card, a prepaid addressed envelope and the 1999 Annual Report. This year we've again made arrangements for you to vote over the Internet or by telephone, as well as by the traditional proxy card. See the proxy card for instructions on these new methods of voting.

When reviewing the proxy statement, you may want to keep two matters in mind. First, you will be deciding who will serve as the Group's directors until the next Annual Meeting. The directors also will serve on the boards of two of the Group's subsidiaries, California Water Service Company and CWS Utility Services. Second, you will be deciding on a Long Term Incentive Plan proposal. The questions and answers on the following pages provide information on the proposal and what it means to you as a stockholder. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND APPROVAL OF THE PROPOSAL AND URGE EACH OF YOU TO VOTE FOR THE PROPOSAL.

Whether or not you plan on attending the Annual Meeting on April 19, I hope you will vote as soon as possible. Your vote is important.

Thank you for your ongoing support of and continued interest in California Water Service Group.

Sincerely,


/s/ ROBERT W. FOY
--------------------------
ROBERT W. FOY

Chairman of the Board

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


2000 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

Notice of Annual Meeting and Proxy Statement                                                 3
Questions and answers about the Proxy Materials and the Annual Meeting                       4
   What am I voting on?                                                                      4
   Who may attend the Annual Meeting?                                                        4
   Who is entitled to vote?                                                                  4
   How many votes do I get?                                                                  4
   What is "cumulative voting" and how does it work?                                         4
   How are the directors elected?                                                            4
   Who are the Board's nominees?                                                             4
   What is the significance of the Long Term Incentive Plan?                                 4
   What is the required vote for the other proposals to pass?                                4
   How do I vote?                                                                            5
   What if I change my mind after I return my proxy?                                         5
   Will my shares be voted if I do not return my proxy?                                      5
   What happens if my shares are held by my stockbroker?                                     5
   What happens if I abstain from voting on a proposal?                                      6
   Who will count the vote?                                                                  6
   What does it mean if I get more than one proxy card?                                      6
   What constitutes a quorum?                                                                6
   What percentage of stock do the directors and executive officers own?                     6
   Who are the largest stockholders?                                                         6
   What is the deadline for submitting stockholder proposals
     for the Group's proxy materials for next year's Annual Meeting?                         6
   How can a stockholder propose a nominee for the Board?                                    6
   How can a stockholder propose business at a stockholder's meeting?                        7
   Can I make comments and/or ask questions during the Annual Meeting?                       7
Board Structure                                                                              8
Director Compensation Arrangements                                                           9
Proposals of the Board to be Voted on                                                       10
   Proposal No. 1 -- Election of Directors                                                  10
   Proposal No. 2 -- Ratification of Independent Auditors                                   12
   Proposal No. 3 -- Long Term Incentive Plan                                               12
Proposal of Stockholder to be Voted on                                                      16
   Proposal No. 4 -- Preemptive Rights                                                      16
Stock Ownership of Management and Certain Beneficial Owners                                 18
   Ownership of Directors and Executive Officers                                            18
   Ownership of Largest Principal Stockholders                                              19
   Section 16(a) Beneficial Ownership Reporting Compliance                                  19
Executive Compensation                                                                      20
   Summary Compensation Table                                                               20
   Severance Agreements                                                                     21
   Pension Plans                                                                            21
   Report of the Compensation Committee of the Board of Directors on Executive Compensation 22
   Performance Graph                                                                        24
Other Matters                                                                               25
Appendix A: California Water Service Group Long Term Incentive Plan                         26

For directions to the Annual Meeting, please refer to the map on page 31.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


CALIFORNIA WATER SERVICE GROUP

1720 NORTH FIRST STREET - SAN JOSE, CA 95112-4598 - (408) 367-8200


March 17, 2000

Notice of Annual Meeting of Stockholders

Time                  10:00 a.m. on Wednesday, April 19, 2000

Place                 Executive Offices of California Water Service Group,
                      1720 North First Street, San Jose, California

Items of Business     (1) To elect directors
                      (2) To ratify the appointment of independent auditors
                      (3) To approve the Long Term Incentive Plan
                      (4) To vote on a stockholder proposal, if presented,
                          concerning preemptive rights
                      (5) To consider such other business as may properly come
                          before the meeting

Record Date           You are entitled to vote if you were a stockholder at the
                      close of business on Wednesday, February 23, 2000.

Voting By Proxy       Please submit a proxy as soon as possible so that your
                      shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the
                      Internet, (2) by telephone, or (3) by mail. For specific
                      instructions, please refer to the Questions and Answers
                      beginning on page 5 of this proxy statement and the
                      instructions on the proxy card.


By Order of the Board of Directors

PAUL G. EKSTROM

Corporate Secretary

This notice of meeting and proxy statement and accompanying proxy card are being distributed beginning on or about March 17, 2000.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

questions and answers about THE PROXY MATERIALS AND THE ANNUAL MEETING


What am I voting on?

-  Election of nine directors to serve until the 2001 Annual Meeting,

- Ratification of the Board's selection of KPMG LLP, as the Group's independent auditors for 2000,

- Approval of a Long Term Incentive Plan, and

- A stockholder proposal, if presented, concerning preemptive rights.

        Those elected to serve as the Group's directors also will serve as the directors of California Water Service Company and CWS Utility Services, two of the Group's operating subsidiaries.


Who may attend the Annual Meeting?

All Group stockholders may attend.


Who is entitled to vote?

Stockholders of record at the close of business on February 23, 2000 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held the shares on the Record Date.


How many votes do I get?

Each share of common stock is entitled to one vote. Each share of preferred stock is entitled to 16 votes. You may also use "cumulative voting" in the election of directors.


What is "cumulative voting" and how does it work?

Stockholders or persons holding a valid proxy may "cumulate" their votes for the election of directors. That is, they may give one candidate nine votes for each common share owned (instead of casting one vote for each of the nine candidates they may cast all nine votes for a single candidate) or they may distribute their votes on the same principle among as many candidates as they desire. Because each preferred share is entitled to 16 votes, preferred stockholders may cumulate 144 votes (16 x 9) for each share owned. If you do not indicate otherwise, the proxies may use their discretion to cumulate votes.


How are the directors elected?

The nine nominees receiving the highest number of votes are elected to the Board. Common and preferred shares vote together on directors.


Who are the Board's nominees?

The nominees are Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, Langdon W. Owen, C. H. Stump and George A. Vera. All the nominees except Mr. Owen are current Board members. See page 10 for biographical information, including the nominees' current directorships in other publicly held companies.


What is the significance of the Long Term Incentive Plan?

We have provided a separate set of Questions and Answers and additional information about the Long Term Incentive Plan beginning on page 12.


What is the required vote for the other proposals to pass?

In order for the Long Term Incentive Plan to be approved, the Board's selection of KPMG LLP as auditors to be ratified and for the stockholder proposal to be adopted, each proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


How do I vote?

You may vote by mail.

        You do this by signing the proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.


You may vote by telephone.

        You do this by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. Stockholders who do not have touch tone phones will not be able to vote by telephone.

You may vote on the Internet.

        You do this by following the "Vote by Internet" instructions on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

You may vote in person at the meeting.

        We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

If you return a signed card but do not provide voting instructions, your shares will be voted:

- for the nine named director nominees,
- for the approval of the selection of auditors,
- for the Long Term Incentive Plan proposal, and
- against the stockholder proposal.

We have been advised by counsel that these telephone and internet voting procedures comply with Delaware law.


What if I change my mind after I return my proxy?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

- signing another proxy with a later date,
- voting by telephone or on the Internet (your latest telephone or Internet proxy is counted),
- voting again at the meeting, or
- notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.


Will my shares be voted if I do not return my proxy?

If you are a stockholder of record (that is, you hold your shares in your own name) your shares will not be voted unless you attend the meeting and vote in person. Different rules apply if your broker holds your shares for you.


What happens if my shares are held by my stockbroker?

Your broker, under certain circumstances, may vote your shares.

        Brokers will write to you asking how you want your shares voted. However, if you do not respond, brokers have authority under exchange regulations to vote your unvoted shares on certain "routine" matters, including election of directors and approval of auditors. If you wish to change voting instructions you give to your broker, you must ask your broker how to do so.

        If you do not give your broker voting instructions, the broker may either:

- proceed to vote your shares on routine matters and refrain from voting on non-routine matters, or

- leave your shares entirely unvoted.

        Shares which your broker does not vote ("broker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your broker. This ensures that your shares will be voted at the meeting.

        You may have granted to your stockbroker discretionary voting authority over your account. If so, your stockbroker may be able to vote your shares even on non-routine matters, depending on the terms of the agreement you have with your stockbroker.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


What happens if I abstain from voting on a proposal?

If you abstain from voting on a proposal (whether by proxy or in person at the Annual Meeting), your shares will be counted in determining whether we have a quorum but the abstention will have the same effect as a vote against a proposal.


Who will count the vote?

Representatives of Boston EquiServe, our transfer agent, will serve as the inspector of elections and count the votes.


What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.


What constitutes a quorum?

A majority of the outstanding shares--present at the Annual Meeting or represented by persons holding valid proxies--constitutes a quorum. If you submit a valid proxy card, your shares will be part of the quorum.

        Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

        At the Record Date, there were approximately 11,000 stockholders of record. There were 12,935,612 shares of our common stock outstanding and entitled to vote at the Annual Meeting and 139,000 shares of our preferred stock outstanding and entitled to vote at the Annual Meeting.


What percentage of stock do the directors and executive officers own?

Together, they own less than one percent of our common and preferred stock. See page 18 for more details.


Who are the largest stockholders?

As of January 1, 2000, the largest principal stockholders were:

- SJW Corp. (1,099,952 shares of common stock, representing 8.5% of our common stock);

- Employees Savings Plan of California Water Service Group, a Group-sponsored 401(k) plan (642,752 shares of common stock, representing 4.97%); (these shares are voted by the participants in the plan), and

- GE Financial Corporation (36,610 shares of Series C preferred stock, representing 26.3%).

        See page 19 for more details.


What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals which stockholders intend to present at the 2001 Annual Meeting of Stockholders must be received by the Corporate Secretary of the Group by November 17, 2000 in order to be considered for inclusion in the Group's 2001 proxy materials. A proposal and any supporting statement together may not exceed 500 words. Please submit the proposal to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.


How can a stockholder propose a nominee for the Board?

Any stockholder of record who is entitled to vote at a stockholders meeting may propose a nominee for the Board. The by-laws contain the requirements for doing so. Contact the Corporate Secretary to request a copy of the full by-law requirements. Briefly, a stockholder must give timely prior notice to the Group. The notice must be received by the Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's Annual Meeting. If we move the date of the meeting by more than 30 days before or more than 60 days after the date of the previous meeting, notice is due by the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the meeting.

        If the Board calls a special meeting to elect directors, stockholder notice is due by the 150th day prior to that meeting or the 10th day after we publicly announce the holding of the special meeting and identify the Board's director nominees. The by-laws do not affect the rights of preferred holders to nominate directors where they are otherwise entitled to do so.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

        The by-laws specify what the notice must contain. The notice deadline for the 2001 Annual Meeting is November 20, 2000.


How can a stockholder propose business at a stockholder's meeting?

Any stockholder of record who is entitled to vote at a stockholder's meeting may propose business for the meeting. Just as with nominations, the by-laws contain the requirements. Contact the Secretary of the Group and request a copy of the full by-law requirements. The stockholder must give timely prior notice to the Group. The deadlines are the same as for stockholder nominations discussed above.

        The by-laws specify what the notice must contain. Stockholders must comply with all requirements of the securities laws regarding proposals. The by-laws do not affect any stockholder right to request inclusion of proposals in the Group's proxy statement under the rules of the Securities and Exchange Commission.

        Because of the 150-day notice requirement discussed above, stockholders who have not given prior notice may not raise a proposal (or a nomination) at this year's meeting.


Can I make comments and/or ask questions during the Annual Meeting?

Yes, most certainly.

        Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1. Stockholders may address the meeting when recognized by the Chairman or President and Chief Executive Officer.

2. Each stockholder, when recognized, should stand and identify himself or herself.

3. Stockholder remarks must be limited to matters before the meeting and may not exceed 2 minutes in duration per speaker.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

board STRUCTURE

This section briefly describes the functions of the principal committees of the Board.

Audit: Reviews the Group's auditing, accounting, financial reporting and internal audit functions. Also recommends the selection of independent auditors to the Board. All members are non-employee directors.

Compensation: Reviews the Group's executive compensation and employee benefit plans and programs, including their establishment, modification and administration. All members are non-employee directors.

Executive: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed.

During 1999, there were 12 regular meetings and two special meetings of the Board, two meetings of the Compensation Committee, two meetings of the Audit Committee and no meetings of the Executive Committee. Each of the director-nominees who served on the Board of California Water Service Group in 1999 attended at least 93% of all Board and applicable committee meetings. Collectively, they attended an average of 97% of all of the Board and applicable committee meetings.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


director COMPENSATION ARRANGEMENTS

The following table provides information on the Group's compensation and reimbursement practices during 1999 for non-employee directors, as well as the range of compensation paid to non-employee directors who served the entire year. Directors who are employed by the Group receive no compensation for their Board activities except a fee for attending each Board meeting. Directors receive no additional compensation for serving on the Boards of the Group's subsidiaries.


Director Compensation Table For 1999

Annual Director Retainer                                                            $16,000
Board and Committee Meeting Attendance Fee                                             $850
Range of Committee Meeting Attendance Fees Paid to Directors               $1,700 -- $5,100
Additional Compensation Fee for Committee Chairs                                       $850

Compensation. In 1999, Directors Harris, Jaedicke, Magnuson, Meier, Stump and Vera received an annual retainer of $16,000. Director Stump is paid an annual fee of $30,000 in addition to his annual retainer, for his consulting services and expertise relating to the Group's business. Effective January 1, 2000, non-employee directors are paid $1,040 for each Board meeting attended and $950 for each committee meeting attended (which are increases from the previous amounts of $850 for each Board or committee meeting attended). The committee chairs are paid $1,900 for each committee meeting attended.

Deferred Compensation Plan. Effective January 1, 1998, the Group established a Directors Deferred Compensation Plan, an unfunded deferred compensation program for non-employee directors. After we formed Group as a holding company, this plan succeeded the California Water Service Company Directors Deferred Compensation Plan, which originally became effective in 1988. As under the predecessor plan, participants may defer up to 100% of their annual retainer fees, with a minimum annual contribution of $5,000. Amounts deferred are fully vested and recorded by Group as general liabilities and the value of deferrals fluctuate according to an index selected by the participant. We distribute funds from this plan when the participant ceases to be a director (unless the participant then becomes an employee, in which case we make a distribution when employment terminates). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to the participant's designated beneficiary or beneficiaries. We are under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.

Retirement Plan. Effective January 1, 1998, we established a directors' retirement plan to succeed the retirement plan of California Water Service Company. This plan operates in the same manner as the prior plan. Any director who retires after serving on the Board for a total of five or more years (including service on the California Water Service Company Board before January 1, 1998) will receive a benefit equal to the annual retainer paid to our non-employee directors at the time of the director's retirement. We will pay this benefit annually for the number of years the director served on the Board, up to a maximum of 10 years. Effective January 26, 2000, the plan was amended to clarify the mandatory retirement age for directors. We amended the plan so that a director who has not attained age 75 at the time of his or her most recent election or appointment as a director and who attains age 75 during his or her term may defer retirement until the next Annual Meeting of Stockholders.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


proposals of the board TO BE VOTED ON


PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

There are nine nominees for election to our Board this year. All of the nominees have served as directors since the last Annual Meeting, except for Langdon W. Owen, who is a new nominee and will stand for election as a director by our stockholders for the first time at this year's Annual Meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.(1)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

VOTE REQUIRED

The nine persons receiving the highest number of votes represented by outstanding shares present or represented by proxy and entitled to vote will be elected. Except as otherwise indicated, each director has served for at least five years in the positions stated below.


Robert W. Foy(2)
Director since 1977
age 63

        Mr. Foy is chairman of the board of California Water Service Group and its two subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing group serving Stockton, Modesto, Sacramento, San Jose, Vallejo, Marysville and Merced, California. He has served as chairman of California Water Service Group since January 1, 1996.


Edward D. Harris, Jr., M.D.(2),(3)
Director since 1993
age 62

        Dr. Harris is the George DeForest Barnett professor of medicine at Stanford University Medical Center, where he is the director of the Center for Musculoskeletal Diseases and the medical director of the International Medicine Service. He is a director of the Genentech Research and Educational Foundation. He is also the executive secretary of Alpha Omega Alpha, the National Medical Honor Society and the governor-elect of the American College of Physicians/American Society of Internal Medicine -- Northern California Chapter.


Robert K. Jaedicke(3),(4)
Director since 1974
age 71

        Professor Jaedicke is professor emeritus of accounting and was dean at the Stanford University Graduate School of Business. Professor Jaedicke also is a director of Boise Cascade Corporation, Enron Corp. and GenCorp.

  [PHOTO]           [PHOTO]           [PHOTO]        [PHOTO]         [PHOTO]

Robert W. Foy   Edward D. Harris,    Robert K.      Richard P.    Linda R. Meier
                   Jr., M.D.         Jaedicke       Magnuson

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

Richard P. Magnuson(4)
Director since 1996
age 44

        Mr. Magnuson is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of Rogue Wave Software, Inc.


Linda R. Meier(3),(4)
Director since 1994
age 59

        Ms. Meier is a director of Comerica Bank -- California, the Peninsula Community Foundation and the National Advisory Board of the Haas Public Service Center. She is also a member of the Board of Trustees of the California Academy of Sciences, the former chair of the Stanford University Hospital Board of Directors (1992-1997) and a former trustee of Stanford University (1984-1994).


Peter C. Nelson(2)
Director since 1996
age 52

        Mr. Nelson is president and chief executive officer of California Water Service Group and its two subsidiaries. Before joining California Water Service Group in 1996, he was vice president, division operations (1994-1995) and region vice president (1989-1994) of Pacific Gas & Electric Company.


Langdon W. Owen
New Nominee for 2000
age 69

        Mr. Owen is president of Don Owen & Associates, an assessment engineering and special tax consulting firm. He is a director of the Metropolitan Water District of Southern California and the Orange County Water District. He also is a director of Dominguez Services Corporation.


C. H. Stump(2),(4)
Director since 1976
age 74

        Mr. Stump was California Water Service Company's chairman of the board (1991-1996), president (1981-1991) and chief executive officer (1986-1992).


George A. Vera(3)
Director since 1998
age 56

        Mr. Vera is chief financial officer (previously, the director of finance and administration) of the David and Lucile Packard Foundation. Formerly, he was an audit partner for Arthur Andersen, LLP.

(1) No nominee has any family relationship with any other nominee or with any executive officer of the Group. "Director since" date refers to the year the nominee first was elected or appointed to the Board of California Water Service Group or California Water Service Company, as appropriate.

(2) Member of Executive Committee

(3) Member of Audit Committee

(4) Member of Compensation Committee


    [PHOTO]              [PHOTO]             [PHOTO]           [PHOTO]

Peter C. Nelson      Langdon W. Owen       C. H. Stump      George A. Vera

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2000

VOTE REQUIRED

In order for the ratification of selection of independent auditors to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

        Stockholders will vote on the ratification of KPMG LLP, certified public accountants, to audit our books, records and accounts for the year ending December 31, 2000. KPMG has acted as independent auditors for California Water Service Company and Group since 1939. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of KPMG LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Board will reconsider the selection of the auditors.

THE BOARD URGES YOU TO VOTE FOR THIS PROPOSAL.

PROPOSAL NO. 3 -- LONG TERM INCENTIVE PLAN

VOTE REQUIRED

In order for the Long Term Incentive Plan to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. The plan is attached at the end of this proxy statement.

Questions and Answers About Proposal


What is the Purpose of the Long Term Incentive Plan?

The Long Term Incentive Plan allows the Group to offer competitive compensation, thus assisting in recruiting and retaining top-performing individuals. The plan also aligns the interests of stockholders and participants. Finally, the plan provides the potential to link benefits to the Group's achievement of stockholder, customer or other performance goals, which gives participants an incentive to achieve these goals.


Who is Making the Proposal to Approve the Long Term Incentive Plan?

Our Board of Directors has approved this Long Term Incentive Plan and has made this proposal to seek approval of the stockholders.


Who is Eligible for Awards Under the Long Term Incentive Plan?

Officers and certain other employees who are recommended annually by the Chief Executive Officer are eligible for awards under the plan. No director who is not also an employee of the Group may receive awards. Awards are made once a year, and eligibility may vary from year to year. All yearly awards must be approved by the Compensation Committee of the Group's Board of Directors.


What Awards May Be Granted Under the Long Term Incentive Plan?

The plan provides for three different types of awards: nonqualified stock options, dividend units, and performance shares.

- Nonqualified stock options are options to purchase a certain number of shares of the Group's common stock. The options will have an exercise price not lower than the closing price of the Group's common stock on the New York Stock Exchange on the date of grant. Options are granted for a term of not more than 10 years and become exercisable in yearly increments as determined by the Compensation Committee.

- Dividend units are the right to receive a payment equal to the dividends, if any, that are paid on a share of the Group's common stock for a stated period of time. The grant of a dividend unit will specify the number of shares subject to the grant and term of the grant. No payment is made to the participant until the end of the term. For example, if a dividend unit is granted for 100 shares with a term of two years, at the end of the two-year term, the

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

participant will receive cash equal to the amount of dividends paid on 100 shares during the two year term. Dividend units may be attached to the shares covered by stock options or performance shares, or they may be granted separately.

- Performance shares are shares of the Group's common stock which are granted subject to the participant satisfying various performance goals over a given term. At the end of the term, the Compensation Committee measures the level of performance against the goals and determines the portion of the performance shares, if any, which the participant will receive. In the sole discretion of the Committee, performance shares may be paid in cash or shares.


Do Other Water Utilities Have Similar Plans?

Yes. Eight out of 9 of the largest investor-owned water utilities have similar plans.


Who Determines the Amount and Type of Award Granted?

Each year the Chief Executive Officer will recommend the award level for each participant and how the award should be allocated among the three types of awards. The Compensation Committee will determine awards for the Chairman of the Board and for the Chief Executive Officer. All awards, including the terms and conditions, must be approved by the Compensation Committee.


Are There any Limits on Awards Under the Long Term Incentive Plan?

Yes. The number of shares of the Group's common stock that may be issued or transferred under the plan cannot exceed 1,500,000 shares, although this amount may be adjusted for stock splits, stock dividends, and certain other events. Also, no participant in the plan may receive more than 500,000 nonqualified stock options in a single year.


Have any Awards Been Made Under the Long Term Incentive Plan?

On the date of the Annual Meeting, the Group expects to make the following option grants, if the stockholders approve the plan. All options are for a term of ten years and will vest 25% per year during the first four years. As previously discussed, the exercise price will not be lower than the closing price of the Group's common stock on the New York Stock Exchange as of the date of grant.

                                                                   Number of Shares
Position                                                         Subject to Options(1)
--------                                                         ---------------------
President and Chief Executive Officer                                   12,500
Chairman of the Board of Directors                                       8,000
Vice President, Chief Financial Officer and Treasurer                    3,000
Vice President, Regulatory Matters                                       3,000
Vice President, Operations                                               3,000
All executive officers as a group (13 in number)                        53,500

(1) As the option price will not be set until the date of grant, the dollar value of options granted cannot as yet be determined.


Can the Long Term Incentive Plan Be Amended Without Stockholder Approval?

Yes. Amendments can be made by the Board of Directors. However, no amendment can be made which increases the number of shares of common stock authorized or available under the plan.

Further Discussion of the Long Term Incentive Plan

Securities Covered by the Long Term Incentive Plan

The Group's common stock, $0.01 par value.

Market Value of Securities Covered by the Long Term Incentive Plan

As of March 1, 2000, the last practicable date before printing this proxy statement, the closing price of the Group's common stock on the New York Stock Exchange was $26.8125 per share.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


Other Material Terms of the Long Term Incentive Plan

Other Terms Applicable to All Awards

The following additional terms apply to all three types of awards under the plan:

Communication to Participants. Awards will be communicated to participants on the date of grant. The actual number of performance shares (or cash in lieu of shares) will be communicated as soon as possible after the end of a performance period.


The Number of Shares of Common Stock Under the Long Term Incentive Plan is Subject to Adjustment

In the event of a stock split, stock dividend, or other subdivision or combination of the Group's common stock, the number of shares of common stock authorized under the Plan will be adjusted proportionately, along with a proportionate adjustment in the number and exercise price of shares of common stock subject to unexercised nonqualified stock options, performance shares and dividend units.

        If the outstanding shares of the Group's common stock are changed or converted into or exchanged or exchangeable for a different number or class of shares or other security of the Group or of another corporation by reason of a reorganization, merger, consolidation, reclassification, or combination, an appropriate adjustment shall be made by the Board in the number and kind of shares for which nonqualified stock options, dividend units or performance shares were granted pursuant to the plan.

Awards Are Not Transferable. No nonqualified stock option, dividend unit, or performance share is transferable or assignable by a participant other than by will or laws which apply when an employee dies without a will. During the lifetime of a participant, awards can only be exercised by or paid to the participant subject to the requirements of domestic relations orders and excluding a participant's legal representative in the case of the participant's disability.

Awards Are Subject to Withholding for Taxes. The Group has the right to deduct from any payment resulting from a dividend unit or performance share any federal, state, or local tax required to be withheld. The Group also has the right to require payment of any of these taxes with respect to options.

The Plan May Be Terminated by the Board of Directors. The Board of Directors may terminate the plan at any time. However, termination of the plan will not affect rights under outstanding awards.

The Plan Does Not Create a Trust. Any funds which the Group invests to meet its obligations under the plan shall be part of the general funds of the Group and no trust is created for the benefit of any participant. The rights of a participant to receive payments from the Group under the plan are the rights of a general creditor. No participant, or his or her beneficiaries, has a right to encumber, borrow against, transfer or assign the right to receive any payment or other benefit under the plan.

Effective Date. The plan is effective as of May 1, 2000, subject to stockholder approval at the Annual Meeting.


Other Terms and Matters Applicable to Nonqualified Stock Options

- Payment of the Exercise Price. The entire exercise price is payable in cash or by certified check, official bank check, or the equivalent acceptable to the Group at the time when options are exercised. The payment must also include the amount of any withholding tax obligation which may arise in connection with the exercise, as determined by the Group. In addition, in the sole discretion of the Compensation Committee, payment may be made in any of the following forms:

- Surrender of Stock. Payment of all or part of the exercise price and any withholding taxes may be made all or in part with shares of the Group's common stock which have already been owned by the option holder or the option holder's representative for more than 6 months and which are surrendered to the Group in good form for transfer. The shares surrendered are valued at their fair market value on the date the option is exercised.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

- Exercise/Sale. Payment may be made by the delivery of an irrevocable direction to a securities broker approved by the Group to sell shares of the Group's common stock and to deliver all or part of the sales proceeds to the Group in payment of all or part of the exercise price and any withholding taxes. This is commonly referred to as a "cashless exercise."

- Exercise/Pledge. Payment may be made by the delivery of an irrevocable direction to pledge shares of the Group's common stock to a securities broker or lender approved by the Group, as security for a loan, and the delivery of all or part of the loan proceeds to the Group in payment of all or part of the exercise price and any withholding taxes.

- Tax Consequences. There is no taxable event when an option is granted. However, when an option is exercised, the option holder will generally recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares received over the exercise price. The Group will be required to withhold tax from the option holder's current compensation with respect to any income recognized. If the option holder's current compensation is insufficient to satisfy the withholding tax liability, the Group may require the option holder to make a cash payment to cover any unsatisfied liability as a condition of exercise of the option. If the option holder is subject to Section 16 of the Securities Exchange Act of 1934, as amended, the option holder's payment election must be made in compliance with rules and procedures established by the Compensation Committee.

        The Group incurs no federal tax consequences as a result of the grant of an option. Upon exercising an option the Group will be entitled to a business expense deduction for the same amount as any taxable compensation realized by the optionee. This tax treatment applies whether the tax is paid to the Group in cash or stock. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held. The Group will not be entitled to a deduction in connection with a disposition of option shares.

- Status of Options Upon Termination of Employment of Participant. In the case of normal retirement, death or disability, the participant, or his or her beneficiary, shall have a period equal to the remaining term of the option, or five years, whichever is shorter, to exercise any outstanding options. If employment is terminated for any other reason, the option will expire thirty days after the participant's termination date.


Other Terms Applicable to Dividend Units

- Payment Upon Termination of Employment of Participant. If the participant is terminated by the Group, unless otherwise decided by the Compensation Committee, he or she will receive the current value of his or her dividend units. Generally, no dividend units will be paid to a participant who voluntarily leaves the Group.


Other Terms Applicable to Participation Shares

- Determination of Performance Goals and Period. At the time a performance share is granted, the Compensation Committee will determine the performance period and the performance goals to be achieved in order for awards to be payable.

THE BOARD URGES YOU TO VOTE FOR THIS PROPOSAL.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

PROPOSAL OF STOCKHOLDER TO BE VOTED ON

PROPOSAL NO. 4 -- PREEMPTIVE RIGHTS

Mr. James J. Palma, 6590 Little Falls Drive, San Jose, California, 95120-4049, record owner of 5,000 shares of Group stock, has informed the Group that he intends to present the following proposal at the Annual Meeting.

VOTE REQUIRED

In order for the stockholder proposal to be adopted, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

Stockholder Proposal

(The proposal is printed exactly as the stockholder submitted it.)

        Re: Proposal for Spring 2000 Annual Shareholders' Meeting

        Ladies and Gentlemen

        Proposal is for the establishment for common stock and other class of common stock that may be issued in the future PREMEPTIVE RIGHT. Premptive Right is nothing more or less than Board of Directors may not issue shares, option rights, or securities having conversion on option rights without first offering the same to shareholders of any class or classes. (underscored for emphasis)

        Necessity for premptive right is for the sole benefit of existing common shareholders at the time of issuance of additional common shares. If premptive right were a part of Articles of Incorporation as of May 1, 1998 as proposed by the writer there would not have been the outrageous offered, 50 times earnings (stock for stock), for the property of Dominguez Services*. If Delaware corporate law impede the adoption of premptive right then there would be reincorporation back to California. Senior manages and directors in 1872, premptive right part of California law beginning in 1872, are no better than what they are today. Existing or future employee stock acquisition plan(s) are excluded from premptive right proposal. Stock ownership requirements for shareholders proposal are met today and will be met at date of the Spring 2000 annual meeting.

        Sincerely

        James J. Palma

        *statutory merger, if consumated will take place in year 2000.

The Group's Statement in Opposition
The Board of Directors recommends that stockholders vote AGAINST this proposal.

The Group opposes the stockholder proposal for the following reasons:
1. The proposal is vague and incomplete. Under the stockholder proposal, the Group would be required to offer any common stock or other equity securities it proposes to sell, first to existing stockholders and only then to the public or other third parties. Preemptive rights generally give an existing stockholder the opportunity to maintain his or her percentage ownership of the Group. The stockholder proposal includes no detail on how the Group would implement the proposal if it were to be adopted.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

        The proposal does not state how much time must be provided to existing stockholders to exercise their preemptive rights; whether stockholders are limited to their prorata shares of new offerings; whether unsubscribed shares must be reoffered one or more times to subscribing stockholders; whether a change in price or terms of a securities offering would require a reoffer to stockholders of the opportunity to exercise preemptive rights; or how preemptive rights would apply in a stock merger or other offering for consideration other than cash.

        Mr. Palma has twice submitted similar proposals. The SEC has twice supported the Group's decision to omit the proposal from the proxy statement, in 1998 because its submission to the Group was not timely and in 1999 because the proposal was vague and indefinite. This year, the Group has elected to place the stockholder proposal on the agenda to be judged on its merits. The Group believes that the proposal's vagueness is reason enough for stockholders to reject it.

2. The Board believes that preemptive rights serve no useful purpose in a public company. Preemptive rights may be valuable in a small, closely-held corporation in which percentage ownership is an important element. With a public company, the Board believes that most stockholders focus on the value of their investment rather than on their percentage ownership of the Group. The Board believes that its duty is to enhance the value of each stockholder's investment, not to preserve each stockholder's percentage interest of ownership. Stockholders who wish to preserve their percentage ownership may buy shares in the open market without the Group's involvement.

3. The Board believes that the proposal would impair the Group's ability to raise capital. The Board believes that preemptive rights would effectively preclude an underwritten offering of securities. The price for an underwritten offering is generally determined immediately after the Group's registration statement is declared effective. At that time, an underwriter typically commits to purchase the shares and distributes them among investors who have indicated an interest in the offer. If the Group were required to first offer the shares to existing stockholders, the Group could not deliver the shares to the underwriter in accordance with the typical terms of an underwriting agreement. Thus, a potential important source of capital could be unavailable to the Group.

4. The proposal might impede the Group from issuing stock in connection with a merger or acquisition. Typically, preemptive rights arrangements exclude the issuance of stock in connection with a merger or similar acquisition, for the simple reason that a company's own stockholders cannot offer to deliver the assets or shares of the target corporation in exchange for the new issuance of the Group's shares. The stockholder proposal does not make provision for this exclusion.

        The law of Delaware, where the Group is incorporated, requires that a company obtain the approval of its stockholders for a merger in which the company will issue shares equal to or greater than 20 percent of the number of shares currently outstanding. If the stockholder proposal were adopted, the Group could effect such a merger only if the merger proposal included a repeal of preemptive rights. A stock merger in which a smaller number of shares would be issued which, at present, would not require stockholder approval, could be completed only if the Group nevertheless obtained stockholder approval of the merger and repeal of preemptive rights. Accordingly, the stockholder proposal would place serious obstacles in the way of management if it wished to make any acquisitions using stock as consideration.

5. The proposal would impose needless expense on the Group. Offering preemptive rights to stockholders entails additional mailings to all stockholders, of which the Group has approximately 11,000. Stockholder mailings are expensive. The Board believes that the delay that would result in completing any proposed transaction would also increase expense without any adequate offsetting benefit.

6. The Board believes that the proposal could negatively impact the stock price. The Board believes that the proposal could have a significant negative effect upon the market price of the Group's stock because the market may perceive preemptive rights as a negative factor in evaluating the stock's investment potential.

The Board urges you to vote AGAINST this proposal.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

(Common and Preferred Stock Ownership as of January 1, 2000.)(1)


Name                                                        Shares Owned
----                                                        ------------
Gerald F. Feeney                                               9,162(2)
Executive Officer

Francis S. Ferraro                                               800(3)
Executive Officer

Robert W. Foy                                                  6,331(4)
Director and Executive Officer

Edward D. Harris, Jr., M.D                                     1,151
Director

Robert K. Jaedicke                                             2,127
Director

Richard P. Magnuson                                            8,051
Director

Linda R. Meier                                                 3,000
Director

Peter C. Nelson                                                3,758(5)
Director and Executive Officer

C. H. Stump                                                   15,329(6)
Director

Raymond H. Taylor                                              3,453(3)
Executive Officer

George A. Vera                                                   241
Director

Langdon W. Owen                                                    0
Nominee

All directors and executive officers as a group(7)            69,540

----------

(1) Except for Mr. Stump (see note 6), no director, nominee or executive officer owns any shares of Series C preferred stock. All directors and executive officers have sole voting and investment power over their shares (or share such powers with their spouses). To the knowledge of the Group, as of January 1, 2000, all directors and executive officers together beneficially owned an aggregate of less than 1% of the Group's outstanding common shares and Series C preferred stock.

(2) Includes 4,195 shares held in the Employees Savings Plan.

(3) Held in the Employees Savings Plan.

(4) Includes 948 shares held in the Employees Savings Plan.

(5) Includes 958 shares held in the Employees Savings Plan.

(6) In addition, Mr. Stump holds 400 shares of Series C preferred stock which is less than 1% of the outstanding preferred shares.

(7) Includes 24,576 shares held in the Employees Savings Plan for the benefit of executive officers.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

OWNERSHIP OF LARGEST PRINCIPAL STOCKHOLDERS

The following table shows the largest principal holders of the Group's voting securities as of January 1, 2000:


Class                        Beneficial Owner               Number of Shares  Percent of Class
-----                        ----------------               ----------------  ----------------

Common                       SJW Corp.(1)                       1,099,952            8.5%
                             374 W. Santa Clara Street
                             San Jose, CA 95196

Common                       California Water Service Group       642,752           4.97%
                             Employees Savings Plan
                             (a 401(k) plan)
                             1720 N. First Street
                             San Jose, CA 95112

Series C Preferred           GE Investments                        36,610           26.3%
                             3003 Summer Street
                             Stanford, CT 06905

----------

(1)  SJW Corp. has sole voting and investment power over these shares.

(2)  GE Financial Corp. has sole voting and investment power over these shares.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers, and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership of our securities. Based solely on its review of the copies of reports furnished to the Group, or written representations that no annual reports (SEC Form 5) were required, the Group believes that during 1999, all SEC Section 16(a) filings of the officers, directors and 10-percent stockholders of the Group complied with requirements for reporting stock ownership.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table discloses the compensation of the president and chief executive officer and our four other most highly paid executive officers for the three years ended December 31, 1999.

                                                                      Other Annual      All Other
Name and Principal Position                Year      Salary(1)        Compensation     Compensation
---------------------------                ----      ---------        ------------     ------------
Peter C. Nelson                            1999      $383,469         $ 11,900(2)      $  5,336(3)
President and Chief Executive Officer      1998       348,334           11,050(2)         5,336(3)
                                           1997       316,214            9,000(2)         5,086(4)

Robert W. Foy                              1999      $246,309           11,900(2)         5,336(3)
Chairman of the Board                      1998       205,264           36,050(5)         5,336(3)
                                           1997       189,489           33,250(6)         5,086(4)

Gerald F. Feeney                           1999       191,338               --            5,336(3)
Vice President,                            1998       172,183               --            5,336(3)
Chief Financial Officer and Treasurer      1997       162,733               --            5,086(4)

Francis S. Ferraro                         1999       176,604               --            5,336(3)
Vice President,                            1998       160,242               --            5,336(3)
Regulatory Matters                         1997       157,601               --            5,086(4)

Raymond H. Taylor                          1999       163,265               --            5,336(3)
Vice President,                            1998       157,101               --            5,336(3)
Operations                                 1997       150,618               --            5,086(4)

----------

(1) Includes salary, amounts deferred under the Employees Savings Plan and compensation associated with the non-business use of a Company automobile except for Mr. Nelson, who does not have a Company automobile. The value of automobile use amounted to $12,411, $5,624, $3,940 and $2,648 for Messrs. Foy, Feeney, Ferraro and Taylor, respectively.

(2) Director fees.

(3) Includes Employees Savings Plan contributions of $5,000 and annual life insurance premiums of $336.

(4) Includes Employees Savings Plan contributions of $4,750 and annual life insurance premiums of $336.

(5) Figure includes an annual consulting fee of $25,000 and director fees of $11,050.

(6) Figure includes an annual consulting fee of $25,000 and director fees of $8,250.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

Severance Agreements. In 1998, we entered into executive severance plan agreements with all officers. These agreements provide officers with severance payments of approximately three times their annual salary if we merge with another company or effect another transaction by which another company acquires control of us and as a result, within 24 months, these officers lose their executive positions. This severance amount would be paid in three equal annual payments, beginning with the month following termination. The agreements provide uniform payment levels for all officers.

Pension Plans. The table(+) that follows shows the estimated annual benefits we must pay upon retirement to our executive officers under the Group's Pension and Supplemental Executive Retirement plans.

Three Highest
Consecutive Years
Average Compensation*     15 Years           20 Years          25 Years           30 Years
---------------------     --------           --------          --------           --------
$150,000                  $ 45,000           $ 60,000          $ 67,500           $ 75,000
 200,000                    60,000             80,000            90,000            100,000
 250,000                    75,000            100,000           112,500            125,000
 300,000                    90,000            120,000           135,000            150,000
 350,000                   105,000            140,000           157,500            175,000
 400,000                   120,000            160,000           180,000            200,000
 450,000                   135,000            180,000           202,500            225,000
 500,000                   150,000            200,000           225,000            250,000

----------

+ The pension table above shows estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefit under the above plans. The benefits listed are not subject to any deduction for Social Security or other offset amounts.

* Compensation includes salary plus all other compensation. The number of years of credited service at January 1, 2000 for officers named in the Compensation table is as follows: Mr. Nelson, 14, Mr. Foy, 14, Mr. Feeney, 23, Mr. Ferraro, 10, and Mr. Taylor, 17.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

What is this report?

The Securities and Exchange Commission requires that public companies disclose the policies that the Group uses to establish executive officer compensation. This report explains the criteria that the Group used to determine the compensation of all of its officers in 1999.

What are the Compensation Committee's responsibilities?

The Committee is responsible for establishing and implementing policies and programs to compensate Group executives. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee submits its recommendations to the entire Board for approval. In 1999, the Board adopted the Committee's recommendations without modification.

What is our compensation philosophy?

The primary objectives of our executive compensation program are:

(1) To attract, retain and motivate talented and experienced executives,

(2) To reward excellent job performance and contributions to future success, and

(3) To provide fair and reasonable compensation.

The Compensation Committee believes that compensating executives on this basis leads to excellent executive performance, which benefits stockholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission (CPUC) reviews the compensation decisions of the Group's officers for reasonableness. Furthermore, as a regulated utility, the Group's financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management's control, such as weather. Therefore, the Committee's decisions largely are determined by factors other than the Group's most recent financial performance.

Who serves on the Compensation Committee?

The Compensation Committee is composed of Ms. Meier, Mr. Jaedicke, Mr. Magnuson and Mr. Stump.

How is executive compensation determined?

When examining the annual compensation of individual executives, the Committee considers the officer's duties, performance and contribution to the Group's current and future success. The Committee also considers the officer's experience, tenure, value to the Group, prior salary adjustments and the inflation rate.

        In order to set salaries for the Group's officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Group's comparatively low number of officers and its limited methods of compensation.

        Mr. Nelson's Compensation. In November 1998, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee determined Mr. Nelson's 1999 compensation using the same factors that it used to set the compensation of the other Group executives.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

Do executive officers of California Water Service Group receive additional compensation for serving as executive officers of California Water Service Company and CWS Utility Services?

No. Group officers do not receive additional compensation for serving as officers of the Company and CWS Utility Services.

Does the Group have an Executive Severance Plan?

Yes. Effective December 16, 1998, the Board of Directors adopted an Executive Severance plan for the benefit of the officers of Group and its subsidiaries. The Board adopted the plan to provide security for the officers in the event of a change in control of Group. See page 21 for more detailed information on the plan.

How have we responded to IRS limits on deductibility of compensation?

The Committee has reviewed the Group's compensation structure in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Group may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 1999, no executive officer's compensation exceeded the limitation set by Section 162(m).

   Compensation Committee
   Linda R. Meier, Committee Chair
   Robert K. Jaedicke
   Richard P. Magnuson
   C. H. Stump

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

PERFORMANCE GRAPH

The graph below shows a five-year comparison of cumulative total returns from an initial $100 investment in California Water Service Group, the S&P 500 Index and the Edward Jones Water Utility Average.


                              [PERFORMANCE GRAPH]


Performance Graph Data

                                          1994     1995      1996     1997      1998      1999
                                          ----     ----      ----     ----      ----      ----
California Water Service Group             100      109       148      218       241       242

S&P 500 Index                              100      137       169      225       290       351

Edward Jones Water Utility Average         100      128       154      212       265       263

Past stock performance is not necessarily indicative of future performance.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

OTHER MATTERS

Adjournment. Notice of the adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

Cost of Proxy Solicitation. The Group will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone, telegraph, or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $6,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders.

Other Matters. The Board is not aware of any matters to come before the Annual Meeting other than as set forth above. If any other matters should be brought before the Meeting, or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The Report of the Compensation Committee and the Performance Graph are not to be considered as incorporated by reference into any other filings which the Group makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

Appendix A

California Water Service Group
Long-Term Incentive Plan


1. Purpose

The objectives of the Long Term Incentive Plan (the "Plan") are to promote the success of the California Water Service Group (the "Company") and its Affiliates by:

1.1 Linking incentive opportunities to the performance of the Company in meeting shareholder and customer goals;

1.2 Supporting the planning and goal setting process; and,

1.3 Offering compensation opportunities that will assist the Company in recruiting and retaining top performing executives from both within and outside of the water utility industries.

2. Definitions

2.1 "Affiliate" means:

        2.1.1 A member of a controlled group of corporations of which the Company is a member or;

        2.1.2 Any corporation, or unincorporated trade or business in which the Company has an ownership interest of at least 25% of the equity value of the entity.

        For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C) of the Code.

2.2 "Award" means the grant of a Nonqualified Stock Option, Dividend Unit, or Performance Share pursuant to the Plan.

2.3 "Board" means the Board of Directors of the Company.

2.4 "Code" means the Internal Revenue Code of 1986, as from time to time amended.

2.5 "Committee" means the Compensation Committee of the Board of Directors of the Company.

2.6 "Common Stock" means the common stock of the Company.

2.7 "Company" means the California Water Service Group a Delaware corporation, its successors and assigns, and its Affiliates.

2.8 "Dividend Unit" means a right to receive, in accordance with the provisions of the Plan, a payment equal to the dividends that are paid on a share of Common Stock of the Company for a stated period of time.

2.9 "Fair Market Value" means the value of the Company's Common Stock on the New York Stock Exchange as of the close of the trading day.

2.10 "Fiscal Year" means the calendar year.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

2.11 "Nonqualified Stock Option" means the right to purchase a share of the Common Stock of the Company at a fixed price for a specified period of time, as determined by the Committee. These Nonqualified Stock Options are not meant to qualify under Section 422 of the Code.

2.12 "Normal Retirement" means termination of employment with the Company with an immediate pension benefit being paid by the Company.

2.13 "Participant" means an employee of the Company, selected by the Committee to participate in the Plan.

2.14 "Performance Share" means a share of Common Stock granted to a Participant, the vesting of which is subject to performance conditions established by the Committee.

2.15 "Plan" means this Long Term Incentive Plan as originally adopted or amended.

2.16 "Plan Year" means the calendar year.

3. ADMINISTRATION

3.1 The Plan shall be administered by the Committee, subject to such requirements for review and approval by the Board, as the Board may establish. In all areas not specifically reserved by the Board for its review and approval, decisions of the Committee concerning the Plan shall be binding on the Company and on all eligible Participants.

3.2 No member of the Committee shall be eligible to participate in the Plan.

3.3 The Committee shall have the power and authority to adopt, amend, and rescind administrative guidelines, rules and regulations pertaining to the Plan, to accept, modify or reject recommendations of the Chief Executive Officer, to set final Awards and to interpret and rule on any questions pertaining to any provision of the Plan.

4. ELIGIBILITY

4.1 Company officers and other key employees of the Company who are recommended annually by the Chief Executive Officer and who are approved by the Committee, will be eligible for Awards granted under the terms of the Plan. Eligibility may vary, and participation in one Award does not guarantee continued employment by the Company or participation in the Plan.

4.2 No Director of the Company who is not also an employee of the Company shall be eligible for any Award pursuant to the Plan.

5. INCENTIVE AWARDS

5.1 Prior to the beginning of the Plan Year, the Chief Executive Officer shall recommend to the Committee for its approval the award level for each Plan Participant.

5.2 The Chief Executive Officer shall recommend the manner in which each Participant's Award shall be allocated among Nonqualified Stock Options, Dividend Units, and Performance Shares and the specific terms of the Participant's Award not specified under the Plan.

6. TYPES OF AWARDS

The following types of Awards may be granted under the terms of the Plan:
Nonqualified Stock Options, Performance Shares and Dividend Units. The Committee, in its sole discretion shall determine the types of Awards that will be granted to Participants under the Plan.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

6.1 Nonqualified Stock Options: The Committee may grant Nonqualified Stock Options to a Participant of the Plan.

        6.1.1 The Nonqualified Stock Option price per share shall not be less than the Fair Market Value of the Common Stock on the date of the grant.

        6.1.2 Nonqualified Stock Options may be exercised with cash, stock, or a combination of the two, provided that if shares acquired pursuant to the exercise of a Nonqualified Stock Option are used, such shares shall be held by the Participant for a period of at least six months before their tender to exercise additional Nonqualified Stock Option shares. In accordance with the rules and procedures established by the Committee for this purpose, the Nonqualified Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Nonqualified Stock Option in order to generate sufficient cash to pay the Nonqualified Stock Option exercise price and/or to satisfy withholding tax obligations related to the Nonqualifed Stock Option exercise.

        6.1.3 No Nonqualified Stock Option shall be for a term of more than ten years from the date of the grant.

        6.1.4 In the case of Normal Retirement, death or disability, a Participant or his or her beneficiary shall have a period equal to the remaining term of the Nonqualified Stock Option or five years, whichever is shorter to exercise any outstanding Nonqualified Stock Options.

        6.1.5 If employment is terminated for any other reason, any outstanding Nonqualified Stock Options shall expire 30 days after the Participant's termination date.

        6.1.6 No Participant may receive more than 500,000 Nonqualified Stock Options in a single Plan Year.

        6.1.7 Subject to the provisions of the Plan, the Committee shall determine the key employees of the Company to whom, and the time or times at which, Awards will be granted or awarded; the number of Nonqualified Stock Options, the applicable vesting schedule for each Award, Dividend Units or Performance Shares to be subject to each Award; duration of each award; the time or times within which Nonqualified Stock Options may be exercised; the performance targets required to earn Performance Shares, the duration of the Dividend Units; and the other terms and conditions of the grant or award of the Award, at grant or award, or while outstanding, pursuant to the terms of the Plan. The provisions and conditions of the Award need not be the same with respect to each employee or with respect to each Award.

6.2 Dividend Units: The Committee may grant Dividend Units to a Participant in the Plan. Dividend Units may be granted alone or in tandem with Nonqualified Stock Options or Performance Shares.

        6.2.1 The amount payable to a Participant in respect to a Dividend Unit shall be equal to the aggregate dividends payable on a share of Common Stock during the term of the Dividend Unit. A Participant shall be deemed to have held a Dividend Unit from the date of the Award.

        6.2.2 The term of a Dividend Unit shall be established by the Committee at the time of the Award and specified in the related grant letter to the Participant.

        6.2.3 The amount payable to a Participant in respect of a Dividend Unit shall be paid by the Company to a Participant at the end of the term of the Dividend Unit.

        6.2.4 If a Participant is terminated by the Company unless otherwise decided by the Committee, he or she shall receive the current value of his or her Dividend Units.

        6.2.5 No Dividend Units are generally paid to a Participant who voluntarily leaves the Company.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

6.3 Performance Shares: The Committee may grant Performance Shares to Participants in the Plan.

        6.3.1 Prior to the beginning of a Plan Year, the Chief Executive Officer shall recommend the performance period and one or more performance goals to the Committee.

        6.3.2 At the time of the grant, the Committee shall determine:

            6.3.2.1  The performance period;

            6.3.2.2 The performance goal or goals to be achieved for Awards to be payable.

        6.3.3 At the end of the performance period, the Committee shall determine the level of performance versus the goal, and the portion of the Performance Shares, if any, which shall be payable to the Participants.

        6.3.4 Shares earned shall be paid as soon as practicable following the end of the performance period.

        6.3.5 Awards may be paid in cash or Common Stock of the Company, or any combination of the two in the sole discretion of the Committee.

7. Shares Reserved

7.1 The total number of shares of California Water Service Group Common Stock that may be issued or transferred under the Plan pursuant to Awards may not exceed 1,500,000 shares (subject to adjustment as described below).

7.2 Common Stock may be issued from authorized but unissued shares or out of shares held in the Company's treasury, or both.

8. Amendments

All amendments to the Plan shall be in writing and shall be effective when approved by the Board, provided that no amendment shall be made to increase the number of shares of Common Stock authorized or available under the Plan.

9. Other Provisions

9.1 Nonqualified Stock Options, Dividend Units and Performance Shares granted shall be communicated to the Participant at the time of grant. The actual number of Performance Shares earned shall be communicated to the Participant as soon as practicable after the end of a performance period.

9.2 The following provisions shall apply to all Common Stock, Nonqualified Stock Options, Performance Shares and Dividend Units authorized for issuance under the Plan.

        9.2.1 In the event of a stock split, stock dividend, or other subdivision or combination of the Common Stock of the Company, the number of shares of Common Stock authorized under the Plan shall be adjusted proportionately. Similarly, in any event aforementioned, there will be a proportionate adjustment in the number and exercise price of shares of Common Stock subject to unexercised Nonqualified Stock Options, Performance Shares and Dividend Units.

        9.2.2 If the outstanding shares of Common Stock are changed or converted into or exchanged or exchangeable for a different number or class of shares or other security of the Company or of another corporation by reason of a reorganization, merger, consolidation, reclassification, or combination, an appropriate adjustment shall be made by the Board in the number and kind of shares for which Nonqualified Stock Options, Dividend Units or Performance Shares were granted pursuant to the Plan.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

9.3 No Nonqualified Stock Option, Dividend Unit or Performance Share awarded shall be construed as imposing an obligation on the Company to continue the Participant's employment with the Company.

9.4 No Nonqualified Stock Option, Dividend Unit, or Performance Share awarded pursuant to the Plan shall be transferable or assignable by a Participant other than by will or laws of descent and distribution, and during the lifetime of the Participant shall be exercisable by, and payable only to the Participant.

9.5 The Company shall have the right to deduct from any payment resulting from the Performance Share, or Dividend Unit awarded hereunder any Federal, state or local income or employment taxes required by law to be withheld, and with respect to Nonqualified Stock Options to require the payment of any such taxes.

9.6 If approved by the shareholders, the Plan will become effective immediately. Performance Shares, Nonqualified Stock Options and Dividend Unit grants may be made prior to, but contingent on, shareholder approval of the Plan.

9.7 The Board may terminate the Plan at any time, but no such termination by the Board shall adversely affect the rights of the Participants under the Plan with respect to outstanding Nonqualified Stock Options, Dividend Units, or Performance Shares.

9.8 This Plan shall be construed in accordance with, and governed by, the laws of the state of Delaware.

9.9 Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or any of its officers or directors and Participant, his or her designated beneficiary or any other person. Any funds which the Company may invest to meet its obligations under this Plan shall continue for all purposes to be a part of the general funds of the Company and no person other than the Company shall by virtue of the provisions of this Plan have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. Neither a Participant nor his or her beneficiaries shall have the right to encumber, commute, borrow against, dispose of, transfer or assign part or all of the right to receive payments hereunder. This Plan is intended to be a "Top Hat" plan exempt from the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") pursuant to ERISA sections 201(2), 301(a)(3), and 401(a)(1).

11. Effective Date

This Plan shall be effective May 1, 2000, subject to shareholder approval at the Company's 2000 annual shareholder meeting.

CALIFORNIA WATER SERVICE GROUP NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT


                                     [MAP]

California Water Service Group

California Water Service Company, CWS Utility Services, and Washington Water Service Company

1720 North First Street o San Jose, CA 95112-4598 o (408) 367-8200

                      (This page intentionally left blank)

                                    [LOGOS]

                         California Water Service Group

                             1720 North First Street

                         San Jose, California 95112-4598

                                  408.367.8200

                                www.calwater.com

                               VOTE BY TELEPHONE

                     IT'S FAST, CONVENIENT, AND IMMEDIATE!
                      CALL TOLL-FREE ON A TOUCH-TONE PHONE
                        1-877-PRX-VOTE (1-877-779-8683)

                         FOLLOW THESE FOUR EASY STEPS:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-877 PRX-VOTE (1-877-779-8683).

3. Enter your 14-digit Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE

                                VOTE BY INTERNET

   IT'S FAST, CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND POSTED.

                         FOLLOW THESE FOUR EASY STEPS:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/cwt

3. Enter your 14-digit Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/cwt

We have been advised by counsel that these telephone and internet voting procedures comply with Delaware law.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                     PROXY

                         CALIFORNIA WATER SERVICE GROUP
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

PETER C. NELSON and PAUL G. EKSTROM, and each of them, with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock and preferred stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 19, 2000 at 10:00 A.M., or at any adjournment thereof. By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting.

PLEASE DATE, SIGN AND MAIL AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

Unless otherwise specified below this proxy authorizes the proxies to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed on the reverse side as the proxies determine in their discretion. To specify a different method of cumulative voting, write "Cumulate For" and the number of shares and the name(s) of the nominee(s) in the space provided below.

--------------------------------------------------------------------------------

                                    (Continued and to be signed on reverse side)

SEE REVERSE SIDE                                               SEE REVERSE SIDE

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

If not otherwise directed, this proxy will be voted FOR the election of directors, FOR ratification of the appointment of KPMG LLP as independent auditors, FOR the approval of the Long Term Incentive Plan, AGAINST the stockholder proposal and in the discretion of the proxy holders on any other matters properly raised at the meeting. The Company knows of no other matter to be raised at the meeting other than as set forth in the Company's proxy statement.

       THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSALS 1, 2 AND 3.

     1. ELECTION OF DIRECTORS

        NOMINEES: Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, Langdon
        W. Owen, C.H. Stump, and George A. Vera

     [ ] FOR ALL NOMINEES          [ ] WITHHELD FROM ALL NOMINEES

     [ ] FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

     2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP, AS THE INDEPENDENT AUDITORS OF THE GROUP.

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     3. PROPOSAL TO APPROVE A LONG TERM INCENTIVE PLAN

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

--------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS VOTING AGAINST PROPOSAL 4

     4. STOCKHOLDER PROPOSAL REGARDING PREEMPTIVE RIGHTS

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

NOTE:Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, Delaware law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

Signature --------------------------------------          Date ---------------------------------------

Signature --------------------------------------          Date ---------------------------------------